UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 7, 2010

Value Line, Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S Employer Identification No.)

220 East 42nd Street

New York, New York

(Address of Principal Executive Offices)
10017
(Zip Code)

(212) 907-1500

(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 7, 2010 the Company issued a press release which is attached as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

99.1	Press release dated September 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.
(Registrant)

	By:	/s/ Howard A. Brecher
Howard A. Brecher
Acting Chairman & Acting Chief Executive Officer
Date: September 7, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 7, 2010